Exhibit 99.1

FOR IMMEDIATE RELEASE

Village Farms International Announces Transformative Transaction

to Privatize its Fresh Produce Business

– Company to privatize certain assets of its Fresh Produce segment; enter supply agreements for retained assets –

– Village Farms and private investment firms create privately held joint venture through transaction –

– Village Farms’ Fresh segment to become cornerstone of NewCo’s commercial operations and growth strategy –

– Village Farms expected to receive $40 million in cash proceeds; 37.9% equity ownership interest in NewCo –

– VFF retains ownership of all Canadian cultivation assets; Marfa I and Monahans for future cannabis optionality –

Vancouver, BC, May 12, 2025 – Village Farms International, Inc. (“Village Farms” or the “Company”) (NASDAQ: VFF) today announced that it has entered into a definitive agreement with a newly-formed holding company (“Vanguard Food LP” or “Vanguard”) backed by private investment firms including Sweat Equities, to privatize certain assets and operations of its Fresh Produce segment. The transaction will create a new, privately held joint venture with Village Farms as a minority owner, simultaneously enabling the Company to focus on its growing international business and repositioning its fresh produce business to flourish independently with new strategic capital partners.

Village Farms’ Fresh Produce division will serve as the cornerstone of Vanguard’s commercial operations and growth strategy, transforming the business with supportive capital partners committed to executing a roll-up strategy of other leading North American produce brands and assets. Leveraging decades of Village Farms Fresh leadership in the cultivation, sales, marketing and distribution of produce to grocery stores and retailers, Vanguard will seek to expand its product categories and offerings for customers through M&A to create a premier branded CPG foods company supporting healthy lifestyles and sustainable farming practices.

The parties have agreed to appoint Charlie Sweat, Founder of Sweat Equities, as Chairman of Vanguard’s Board of Managers. Mr. Sweat is the former Chief Executive Officer of Earthbound Farm, a leading organic foods company that transformed the organic salad category and grew from $10 million to over $540 million in annual sales during his 15-year tenure. Michael A. DeGiglio, Founder, President, and Chief Executive Officer of Village Farms, has also been appointed to Vanguard’s Board of Managers and will serve as Interim Chief Executive Officer of Vanguard until a permanent replacement has been identified. Steve Ruffini, Chief Financial Officer of Village Farms, will also serve on Vanguard’s Board of Managers.

Transaction Terms and Timeline

Under the terms of the agreement, Village Farms will privatize its Texas-based, 40-acre Marfa II and 40-acre Fort Davis greenhouse assets, all of its produce-related intellectual property, with the exception of the Village Farms name, and transfer all of its produce distribution facilities, employees and operational control of these facilities to Vanguard. The transaction will be completed by way of a series of asset and lease transfers to Vanguard, and is expected to close during the second quarter of 2025, following the satisfaction of closing conditions.

Consideration paid to Village Farms in the transaction will include 37.9 percent of the initial common equity units of Vanguard, and $40 million in cash. Village Farms will have no future cash obligations to Vanguard, and pre-emptive rights to maintain its ownership interest. Vanguard will remain a private company with access to additional capital to execute a M&A roll-up strategy.

Management Commentary

Michael A. DeGiglio, Chief Executive Officer of Village Farms, commented, “I am pleased to announce this transformative transaction for Village Farms, and very proud to work with Charlie Sweat and the team at Sweat Equities to drastically improve long-term upside potential for our produce business. Charlie is a proven industry pioneer with an incredible track record building enterprises across the health and wellness food categories and creating value for shareholders. We believe this transaction will unlock tremendous long-term value for both our businesses, and are excited to gain committed new capital partners in produce and to focus more of our resources toward advancing our leadership position in global cannabis.”

Charlie Sweat, Founder of Sweat Equities, commented, “I have admired the achievements of Michael and the Village Farms team in our industry for decades, and am thrilled to form this partnership which will leverage Village’s commercial expertise to create a new leader in the fresh produce industry in North America. Securing a proven operating team like Village Farms was a critical first step for Vanguard, and we believe the industry and macro-economic environments are ripe to begin executing a strategy to drive accretive growth through M&A. The timing of this joint venture aligns perfectly with shifting consumer behaviors, and we’re positioned well to meet increased demand for healthier alternatives to processed foods.”

Michael A. DeGiglio concluded, “Village Farms is all in on the future of cannabis globally, and we’re excited to begin this next chapter. This transaction monetizes one-third of our greenhouse assets, positions our produce business to thrive as an independent private entity, and provides significant expansion potential for us to continue building our leadership position and reputation as one of the largest and most respected scaled cultivators and marketers of cannabis on the planet.”

Additional Information

Upon completion of the transaction, Village Farms will continue to own its 30-acre Monahans greenhouse facility in Texas, and will own and lease its 20-acre Marfa I greenhouse facility in Texas to Vanguard. The Marfa I facility is currently expandable to 40-acres and is adjacent to 950 acres of unoccupied land owned by Village Farms available for future expansion, retaining significant long-term optionality for potential future cannabis expansion in the United States.

In Canada, Village Farms will continue to own and operate its 60-acre Delta 1 greenhouse, 25-acre Delta 2 greenhouse, and 25-acre Delta 3 greenhouse, each of which are located in Delta, British Columbia. Village Farms will enter into service and supply agreements with Vanguard for fresh produce production in Delta, which will continue supplying produce for Vanguard for a multi-year term. The Delta 1 greenhouse generated approximately $25 million in fresh produce sales in fiscal year 2024.

Approvals and Advisors

The proposed transaction has been unanimously approved by the Board of Village Farms International. FTI Capital Advisors, LLC acted as financial advisor to Village Farms in connection with the proposed transaction. Torys LLP acted as legal counsel to Village Farms. Houlihan Lokey acted as financial advisor, and Akin Gump Strauss Hauer & Feld LLP acted as legal counsel to private investment firms including Sweat Equities.

This news release does not constitute an offer to sell or the solicitation of an offer to buy any securities.

About Sweat Equities

Sweat Equities is a private investment firm focused on investments in the health and wellness area with an emphasis on consumer goods in the food and beverage space. Sweat Equities is led by founder and managing principal, Charlie Sweat, and is made up of seven funds – a primary SE Fund LP with seven portfolio companies and six SPVs (Special Purpose Vehicles) totaling approximately $100 million of invested capital. The Sweat Equities model focuses on partnering with companies that can benefit beyond capital, leveraging the added value of the Sweat Equity team and its group of Advisors specializing in executive leadership, supply chain, operations/manufacturing, finance, sales and marketing, communications, and events.

With the Village Farms partnership, Sweat Equities kicks off its Fund II capital raise, targeted at $300 million, focused on larger, mid-market companies versus the more emerging company markets in the first Funds.

This initial Fund II investment carving out Village Farms fresh produce into a private entity, Vanguard Foods LLC, represents the first step in a fast and large M&A strategy to build a fresh foods platform bringing healthy, fresh foods to the market at scale. Sweat Equities will be reviewing various products and companies across many production methods when expanding the Vanguard platform.

About Village Farms International

Village Farms leverages decades of experience in Controlled Environment Agriculture as a large-scale, vertically-integrated supplier of high-value, high-growth plant-based Consumer Packaged Goods. The Company has a strong foundation as the leading and longest-tenured fresh produce supplier to grocery and large-format retailers throughout the US and Canada, but is now focused predominantly on leveraging its decades of agricultural expertise to focus on high-growth cannabinoid opportunities internationally.

In Canada, the Company's wholly owned Canadian subsidiary, Pure Sunfarms, is one of the single largest cannabis operations in the world (2.2 million square feet of greenhouse production), the lowest-cost producer and one of Canada’s best-selling brands. The Company has an incremental 2.6 million square feet of greenhouse capacity available in Canada for future expansion, and also owns 80% of Québec-based, Rose LifeScience, a leading third-party cannabis products commercialization expert in the Province of Québec.

Internationally, Village Farms is targeting selected, nascent, legal cannabis opportunities with significant medium- and long-term potential. The Company exports medical cannabis from its EU GMP certified facility in Canada to a growing list of international markets including Germany, the United Kingdom, Israel, Australia, and New Zealand. The Company is expanding its international presence with additional export contracts to new countries and customers across the globe, and is now making selective strategic investments in international assets. In Europe, wholly-owned Leli Holland has one of 10 licenses growing and distributing recreational cannabis products within the Dutch Coffee Shop Experiment.

In the US, wholly-owned Balanced Health Botanicals is one of the leading CBD and hemp-derived brands and e-commerce platforms in the country. Subject to compliance with all applicable US federal and state laws and stock exchange rules, Village Farms plans to enter the US THC market via multiple strategies, leveraging its Texas-based greenhouse assets (5.5 million square feet of existing greenhouse capacity in West Texas), as well as the operational and product expertise gained through Pure Sunfarms' success in Canada.

Village Farms Clean Energy (VFCE), through a partnership with Atlanta-based Terreva Renewables, creates renewable natural gas from landfill gas at its Delta RNG facility. VFCE receives royalties on all revenue generated. This partnership reduces Vancouver’s greenhouse gas emissions by 475,000 metric tons of CO2 per year, equivalent to removing more than 100,000 vehicles off the road or the energy use equivalent of powering 51,300 homes for one year.

Cautionary Statement Regarding Forward-Looking Information

As used in this Press Release, the terms “Village Farms”, “Village Farms International”, the “Company”, “we”, “us”, “our” and similar references refer to Village Farms International, Inc. and our consolidated subsidiaries, and the term “Common Shares” refers to our common shares, no par value. Our financial information is presented in U.S. dollars and all references in this Press Release to “$” means U.S. dollars and all references to “C$” means Canadian dollars.

This Press Release contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the U.S. Securities Act of 1933, as amended, (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is subject to the safe harbor created by those sections. This Press Release also contains "forward-looking information" within the meaning of applicable Canadian securities laws. We refer to such forward-looking statements and forward-looking information collectively as "forward-looking statements". Forward-looking statements may relate to the Company's future outlook or financial position and anticipated events or results or to the proposed transaction described herein and may include statements regarding the financial position, business strategy, budgets, expansion plans, litigation, projected production, projected costs, capital expenditures, financial results, tariffs, taxes, plans and objectives of or involving the Company or Vanguard Food LP or statements regarding the expected closing date of the proposed transaction and the anticipated benefits therefrom. Particularly, statements regarding future results, performance, achievements, prospects or opportunities for the Company or Vanguard Food LP, the greenhouse vegetable or produce industry, the cannabis industry and market and our energy segment are forward-looking statements. In some cases, forward-looking information can be identified by such terms as "can", "outlook", "may", "might", "will", "could", "should", "would", "occur", "expect", "plan", "anticipate", "believe", "intend", "try", "estimate", "predict", "potential", "continue", "likely", "schedule", "objectives", or the negative or grammatical variation thereof or other similar expressions concerning matters that are not historical facts. The forward-looking statements in this Press Release are subject to risks that may include, but are not limited to: our limited operating history in the cannabis and cannabinoids industry in Leli Holland (“Leli”); the limited operational history of the Delta RNG Project in our energy segment; the legal status of the cannabis business of Pure Sunfarms and Rose, Leli, and the hemp business of Balanced Health and uncertainty regarding the legality and regulatory status of cannabis in the United States; risks relating to the integration of Rose into our consolidated business; risks relating to obtaining additional financing on acceptable terms, including our dependence upon credit facilities and dilutive transactions; potential difficulties in achieving and/or maintaining profitability; variability of product pricing; risks inherent in the cannabis, hemp, CBD, cannabinoids, and agricultural businesses; our market position and competitive position; our ability to leverage current business relationships for future business involving hemp and cannabinoids; the ability of Pure Sunfarms, Rose and Leli to cultivate and distribute cannabis in their respective regulatory jurisdictions; existing and new governmental regulations, including risks related to regulatory compliance and regarding obtaining and maintaining licenses required under the Cannabis Act (Canada), the Criminal Code and other Acts, S.C. 2018, C. 16 (Canada) for its Canadian operational facilities, the Dutch Closed Coffee Shop Chain Experiment, and changes in our regulatory requirements; risks related to rules and regulations at the U.S. Federal (Food and Drug Administration and United States Department of Agriculture), state and municipal levels with respect to produce and hemp, cannabidiol-based products commercialization; retail consolidation, technological advances and other forms of competition; transportation disruptions; product liability and other potential litigation; retention of key executives; labor issues; uninsured and underinsured losses; vulnerability to rising energy costs; inflationary effects on costs of cultivation and transportation; recessionary effects on demand of our products; environmental, health and safety risks, foreign exchange exposure, risks associated with cross-border trade, including tariffs; difficulties in managing our growth; restrictive covenants under our credit facilities; natural catastrophes; elevated interest rates; and tax risks.

The Company has based these forward-looking statements on factors and assumptions about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy and financial needs. Although the forward-looking statements contained in this Press Release are based upon assumptions that management believes are reasonable based on information currently available to management, there can be no assurance that actual results will be consistent with these forward-looking statements. Forward-looking statements necessarily involve known and unknown risks and uncertainties, many of which are beyond the Company's control, which may cause the Company's or the industry's actual results, performance, achievements, prospects and opportunities in future periods to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, among other things, the factors contained in the Company's filings with securities regulators, including the Company’s most recently filed Quarterly Report on Form 10-Q and the Company’s most recently filed annual report on Form 10-K.

When relying on forward-looking statements to make decisions, the Company cautions readers not to place undue reliance on these statements, as forward-looking statements involve significant risks and uncertainties and should not be read as guarantees of future results, performance, achievements, prospects and opportunities. The forward-looking statements made in this Press Release relate only to events or information as of the date on which the statements are made in this Press Release. Except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

Contact Information

Sam Gibbons Senior Vice President, Corporate Affairs Phone: (407) 936-1190 ext. 328 Email: sgibbons@villagefarms.com